Exhibit 99.9

Rowan and Ensco Agree to Combine,

Forming Industry-Leading Offshore Drilling Company

Senior Leader Toolkit

October 8, 2018

To:	Senior Leadership of Rowan
From:	Tom Burke

As leaders, it’s important that we all use consistent messaging when talking with our teams about this very important transaction. We have prepared information that we hope will answer many of your questions. We will not have all the answers today, but we are committed to keeping you apprised of important news as soon as it is available. This toolkit lists the various resources available and a summary of the key points employees need to know about this merger.

A.	Key Times Over the Next Two Days

Monday, October 8, 2018 (CDT Houston time)

5:50 a.m. Press release issued and employee information distributed

7:30 a.m. Investor conference call

10:30 a.m. CEO Leadership call

1:00 p.m. Town hall in Houston

2:30 p.m. Operational and Regional Conference Call

Tuesday, October 9, 2018 (CDT Houston time)

7:00 a.m. Operational and Regional Conference Call

B.	Do’s and Don’ts

Do	Don’t
• Read the available information.	• Don’t “wing it” or “spin” an answer.
• Deliver a consistent message to all employees.	• Don’t lie or buffer the message.
• Express empathy for the uncertainty this proposed transaction has caused.	• Don’t point the finger or speculate or ad-lib.
• Keep communications factual, accurate, and concise.	• Don’t promise resolution if you don’t know if it is possible.
• Be honest and transparent. If you don’t know the answer, say so, then try to find the answer.	• Don’t bad-mouth Ensco. • Don’t create additional written materials about the proposed transaction.

C.	Information Available

Be sure to read all available information to fully understand what has occurred.

•	Employee letter from Tom Burke – sent via email and posted on Rig Home and DrillNet
•	Employee FAQs – sent via email and posted on Rig Home and DrillNet
•	CEO Video – will be posted on Rig Home and DrillNet this week

•	Press Release – posted on rowan.com
•	Investor presentation – posted on rowan.com

D.	External Contacts

•	Customers – Alan Quintero, SVP, Business Development at +1-713-960-7690
•	Media & Investors – Son Vann, VP, Corporate Development at +1-713-960-7655

E.	Key Messages

What is being announced?

•	Rowan and Ensco intend to merge, forming a stronger offshore drilling company.
•	This is a combination of two equally strong companies.
•	Rowan is NOT being sold. This is a merger of equals.

Why are Rowan and Ensco combining?

Combined, the two companies will have a greater ability to serve customers and grow as the offshore sector recovers. The combined company will also have one of the youngest and most capable fleets. Rowan and Ensco share a foundation of core values including safety and environmental protection, respectful and ethical behavior, and continuously improving operations.

What do we know about the new company?

•	The new company will have a small headquarters in London and a large corporate office in Houston.
•	Tom Burke will be President and CEO of the new company; Ensco’s CFO, Jon Baksht, will serve as CFO of the new company.
•	Ensco’s CEO, Carl Trowell, will be the Executive Chairman of the Board of Directors. The other ten directors will be drawn equally from the current board of directors of both Rowan and Ensco and will include Tom Burke.
•	The combination is expected to be completed during the first half of 2019, subject to regulatory and shareholder approvals.

What is not known yet?

•	There are many more decisions to be made on the combination of the two companies. We don’t know all the answers today, but we are committed to informing employees as soon as decisions are made. Some decisions will not be made until after the closing.
•	If you don’t know the answer to a question, just say you don’t know. Do not speculate or commit to a timeline for the answer.
•	We plan to evaluate the combined company’s name and brand as part of the integration planning process – the likely name will be Ensco Rowan.
•	The management team will be decided in the near future; members will be drawn from both Rowan and Ensco’s current management teams.

Business as Usual

•	Until the close of the proposed transaction, which is many months away, Rowan and Ensco must continue to operate as two separate and independent companies. Integration planning meetings will occur in the next several months. This will be closely managed and coordinated. You should not contact Ensco employees unless directed by your supervisor.
•	All employees should continue with business as usual. No changes resulting from the proposed combination will be made to our business processes until the closing.
•	It is very important to stay focused on your daily responsibilities and deliver safe, efficient, and reliable operations for our customers every day.
•	While a certain amount of discussion and concern around the transaction is acceptable and appropriate, we all have a business to run. Be sure to focus our employees on their jobs and delivering on their day-to-day responsibilities.
•	We know we can count on you and your team to remain focused.

Employee Matters

•	We recognize that the proposed transaction will create uncertainty around some employees’ roles in the combined organization, and we intend to keep you informed as important decisions are made. We are committed to treating all Rowan and Ensco employees fairly and with respect as we move through this process.
•	The majority of Rowan and Ensco employees will not be materially affected by the combination.
•	However, as we combine our two companies, certain offices and positions will be consolidated.
•	Severance will be provided to those employees who are severed due to the combination. Details will be provided separately in the next few days.
•	Open Enrollment for 2019 health benefits begins on October 8, and we do not anticipate any changes in 2019 as a result of the combination.
•	As per the normal course of business, equity grants will be made to eligible employee in Q1 2019.
•	As per the normal course of business, eligible bonuses earned in 2018 will be paid in Q1 2019.
•	Employees must continue to abide by Rowan’s Insider Trading Policy and applicable laws.

ARO Drilling employees and services

•	ARO Drilling management and operations are not expected to change because of this proposed combination. The combined company will continue to support ARO through transition services. The Ensco rigs and operations in Saudi Arabia will continue to operate separately and not be assumed by ARO Drilling any time soon.

Shareholder Questions

•	Please refer to the joint proxy statement that will be filed with the SEC for additional information.

Forward-Looking Statements

Statements included in this document regarding the proposed transaction, benefits, expected synergies and other expense savings and operational and administrative efficiencies, opportunities, timing, expense and effects of the transaction, financial performance, accretion to discounted cash flows, revenue growth, future dividend levels, credit ratings or other attributes of Ensco plc (“Ensco”) following the completion of the transaction and other statements that are not historical facts, are forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”)). Forward-looking statements include words or phrases such as “anticipate,’ “believe,” “contemplate,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and words and phrases of similar import. These statements involve risks and uncertainties including, but not limited to, actions by regulatory authorities, rating agencies or other third parties, actions by the respective companies’ security holders, costs and difficulties related to integration of Rowan Companies plc (“Rowan”), delays, costs and difficulties related to the transaction, market conditions, and Ensco’s financial results and performance following the completion of the transaction, satisfaction of closing conditions, ability to repay debt and timing thereof, availability and terms of any financing and other factors detailed in the risk factors section and elsewhere in Ensco’s and Rowan’s Annual Report on Form 10-K for the year ended December 31, 2017 and their respective other filings with the Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. All information in this document is as of today. Except as required by law, both Ensco and Rowan disclaim any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed transaction, Ensco and Rowan will file a joint proxy statement on Schedule 14A with the SEC. To the extent Ensco effects the proposed transaction as a court-sanctioned scheme of arrangement between Rowan and Rowan’s shareholders under the UK Companies Act of 2006, as amended, the issuance of Ensco’s ordinary shares in the proposed transaction would not be expected to require registration under the Securities Act, pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that Ensco determines, with Rowan’s consent, to structure the transaction as an offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, Ensco will file a registration statement with the SEC containing a prospectus with respect to Ensco’s ordinary shares that would be issued in the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ROWAN ARE ADVISED TO CAREFULLY READ THE JOINT PROXY STATEMENT AND ANY REGISTRATION STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A definitive joint proxy statement and any registration statement/prospectus, as applicable, will be sent to security holders of Rowan in connection with Rowan’s shareholder meetings. Investors and security holders may obtain a free copy of the joint proxy statement (when available), any registration statement/prospectus, and other relevant documents filed by Rowan with the SEC from the SEC's website at www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the joint proxy statement, any registration statement/prospectus, and other relevant documents (when available) by directing a request by mail or telephone to Investor Relations, Rowan Companies plc, 2800 Post Oak Boulevard, Suite 5450, Houston, Texas 77056, telephone 713-621-7800. Copies of the documents filed by Rowan with the SEC will be available free of charge on Rowan’s website at www.rowan.com/investor-relations.

Participants in the Solicitation

Rowan and its directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from its security holders with respect to the transaction. Information about these persons is set forth in Rowan’s proxy statement relating to its 2018 General Meeting of Shareholders, as filed with the SEC on April 3, 2018 and subsequent statements of changes in beneficial ownership on file with the SEC. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of Rowan’s' security holders generally, by reading the joint proxy statement, any registration statement and other relevant documents regarding the transaction, which will be filed with the SEC.

No Offer or Solicitation

This document is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Service of Process

Rowan is incorporated under the laws of England and Wales. In addition, some officers and directors reside outside the United States, and some or all of its assets are or may be located in jurisdictions outside the United States. Therefore, investors may have difficulty effecting service of process within the United States upon those persons or recovering against Rowan or its officers or directors on judgments of United States courts, including judgments based upon the civil liability provisions of the United States federal securities laws. It may not be possible to sue Rowan or its officers or directors in a non-U.S. court for violations of the U.S. securities laws.

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